SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):       October 23, 1996


                      DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                      0-25400                       75-2421746
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)                  Identification
incorporation)                                              Number)



          500 North Central Expressway, Plano, TX            75074
          (Address of principal executive offices)        (Zip Code)

     Registrant's telephone number, including area code: (972) 881-4700

                                   None
      (Former name or former address, if changed since last report)

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Item 5.    Other Events

	   On October 23, 1996, the Registrant issued the press release filed herewith as Exhibit 99.


Item 7.    Financial Statements and Exhibits

           (a)     Financial statements of business acquired

                   Not applicable

           (b)     Pro forma financial information

                   Not applicable

           (c)     Exhibits

                   99.  Press Release dated October 23, 1996.




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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DAISYTEK INTERNATIONAL CORPORATION



Dated: October 23, 1996         By:   /s/ MARK C. LAYTON
                                      Mark C. Layton
                                      President, Chief Operating Officer,
                                      Chief Financial Officer











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                           INDEX TO EXHIBITS


Exhibit                                                           Page
No.                Exhibit                                        Number


99.                Press Release dated October 23, 1996             5













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